EXHIBIT 99

---------------------------------------------------------------------------------------------------------------
                                               WFMBS MORTGAGE LOAN POOL
                               20-YEAR THROUGH 30-YEAR 5/1 CMT & LIBOR INTERMEDIATE ARM
                                           RELO & NON-RELOCATION MORTGAGES
                                                 WFMBS SERIES 2004-Y
                                               POOL PROFILE (9/30/2004)

---------------------------------------------------------------------------------------------------------------

                                                            ----------------------      -----------------------
                                                                  5/1 POOL                    Tolerance
                                                            ----------------------      -----------------------
      AGGREGATE PRINCIPAL BALANCE                                    $835,298,409                   (+/- 7.00%)

      MORTGAGE LOAN CUTOFF DATE                                          1-Oct-04                          N/A
      INTEREST RATE RANGE                                         2.750% - 5.750%                          N/A
      GROSS WAC                                                            4.867%                (+ / - 10 bps)
      WEIGHTED AVERAGE SERVICE FEE                                       25.0 bps
      MASTER SERVICING FEE                                                1.0 bps on Securitization only
      WAM (in months)                                                         359                (+/- 3 months)

      WALTV                                                                   72%                 (maximum +7%)

      CALIFORNIA PERCENT                                                      50%                 (maximum +7%)
      SINGLE LARGEST ZIP CODE PERCENT                                          1%                (maximum  +3%)

      AVERAGE LOAN BALANCE                                               $418,277            (maximum +$50,000)
      LARGEST INDIVIDUAL LOAN BALANCE                                  $2,000,000          (maximum $2,500,000)

      CASH OUT REFINANCE PERCENT                                               8%                (maximum  +7%)

      PRIMARY RESIDENCE PERCENT                                               95%                 (minimum -7%)

      SINGLE FAMILY DETACHED PERCENT                                          84%                 (minimum -7%)

      FULL DOCUMENTATION PERCENT                                              64%                 (minimum -7%)

      WA FICO                                                                 738                  (minimum -7)

      UNINSURED > 80% LTV PERCENT                                              0%                 (maximum +5%)

      RELOCATION PERCENT                                                      16%                 (minimum -3%)

      GROSS MARGIN                                                         2.621%                 (+ / - 7 bps)

      GROSS LIFECAP                                                        9.868%                (+ / - 15 bps)

      WA MONTHS TO NEXT ROLL                                                   59              (+ / - 5 months)

      INTEREST ONLY PERCENT                                                   60%                (maximum  +7%)

      INDEXED OFF 1 YR CMT                                                    74%                    (+ / - 7%)

      INDEXED OFF 1 YR LIBOR                                                  26%                    (+ / - 7%)


                    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                       MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                           SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

-----------------------------------------------------------------------------------------------------------------
      (1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     WFMBS MORTGAGE LOAN POOL
                                     20-YEAR THROUGH 30-YEAR 5/1 CMT & LIBOR INTERMEDIATE ARM
                                                 RELO & NON-RELOCATION MORTGAGES
                                                       WFMBS SERIES 2004-Y
                                                       PRICING INFORMATION
                                                     POOL PROFILE (9/30/2004)
------------------------------------------------------------------------------------------------------------------------------------
     COLLATERAL                                             Mortgage Loans Index off the One Year CMT & LIBOR.
                                                     None of the Mortgage Loans have a convertibility feature.
                  Generally the Mortgage Loans have a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                    Generally, the Mortgage Loans have a 5% Lifetime Rate Cap.

     RATING AGENCIES                                                                        TBD by Wells Fargo

     PASS THRU RATE                                                         Net WAC or Ratio Stripped/Variable

     STRUCTURE                                                            TO CONFORM TO WFMBS 2002-B or 2004-B
                                                                                         EXCEPT AS NOTED BELOW
                                                  (Call WF Structured Finance at the number below for details)

     AAA STRUCTURE DUE DATE                                                                           8-Oct-04               9:00 AM
                      Structures received or changes to structures past the due date will incur a $10,000 fee.

     PRICING DATE

     SETTLEMENT DATE                                                                                 28-Oct-04

     ASSUMED SUB LEVELS                                                                     AGG Assumed Level
     Levels and Rating Agencies for                                                    AAA        3.25%
     2004-Y to be determined by                                                         AA        1.75%
     Wells Fargo.                                                                        A        1.10%
     These levels are for bid purposes only.                                           BBB        0.75%
     They are not a trade stipulation.                                                  BB        0.40%
     Any change in actual levels will not result                                         B        0.20%
     in price changes.
     If WF allows U/W to select Rating Agencies,                 Note:  AAA Class will be rated by two rating agencies.
     there may be additional fees incurred.                      AA through B Classes will be rated by one rating agency.
                                                                 Additional tranche ratings will be paid for by the sub underwriter.

     NOTE: Please note the following specifics of the 2004-Y structure: Class A
     Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated Loan
     Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP% No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)

     * This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.
     ---------------------------------------------------------------------------------------



     WFMBS CONTACTS                                                   Brad Davis (301) 846-8009
                                                                      Gretchen Leff (301) 846-8356
                                                                      Mike Miller (301) 815-6397




------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            WFASC Denomination Policy
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     Minimum         Physical      Book Entry
Type and Description of Certificates                                               Denomination    Certificates   Certificates
                                                                                      (1)(4)
-------------------------------------------------------------------------------------------------------------------------------
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                                 $25,000         Allowed        Allowed

Companion classes for PAC, TAC, Scheduled Classes                                    $100,000         Allowed        Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates       $100,000         Allowed        Allowed

Notional and Nominal Face IO                                                            (2)           Allowed        Allowed

Residual Certificates                                                                   (3)           Required     Not Allowed

All other types of Class A Certificates                                                 (5)             (5)            (5)

Class B (Investment Grade)                                                           $100,000         Allowed        Allowed

Class B (Non-Investment Grade)                                                       $250,000         Required     Not Allowed
-------------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.